UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2004

First Potomac Realty Trust

(Exact name of registrant as specified in its charter)

Maryland	001-31824	37-1470730

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7200 Wisconsin Avenue, Suite 310,	20814
Bethesda, MD

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(301) 986-9200

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit Number	Description

99.1	Fourth Quarter 2003 Supplemental Financial Report
99.2	Press release dated February 18, 2004

ITEM 9. Regulation FD Disclosure

On February 18, 2004, the Registrant, First Potomac Realty Trust, made available supplemental information concerning the ownership, operations and portfolio of the Registrant as of December 31, 2003. A copy of this supplemental information is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in Item 9 of this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

ITEM 12. Results of Operations and Financial Condition

On February 18, 2004, the Registrant announced the consolidated financial results for its pre-IPO predecessor for the quarter ended December 31, 2003. A copy of the earnings press release is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in Item 12 of this report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

By:	/s/ Barry H. Bass

Name:	Barry Bass
Title:	Chief Financial Officer

Date: February 18, 2004